Exhibit 99.1

 SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	April 30, 2017		July 31, 2017		October 31, 2017		January 31, 2018
	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported
Revenues
License	$102,562	$116,726	$147,231	$142,851	$193,810	$179,829	$297,699	$254,298
Maintenance and services	124,206	125,722	132,993	137,113	148,679	148,824	161,952	165,425
Total revenues	226,768	242,448	280,224	279,964	342,489	328,653	459,651	419,723
Cost of revenues
License	2,928	2,928	3,159	3,159	3,013	3,013	4,298	4,298
Maintenance and services	55,235	55,235	56,717	56,717	61,154	61,154	69,905	69,905
Total cost of revenues	58,163	58,163	59,876	59,876	64,167	64,167	74,203	74,203
Gross profit	168,605	184,285	220,348	220,088	278,322	264,486	385,448	345,520
Operating expenses
Research and development	71,298	71,298	71,774	71,774	74,080	74,080	83,962	83,962
Sales and marketing	173,461	173,948	186,637	191,284	198,266	205,364	219,512	237,821
General and administrative	36,496	36,496	39,139	39,139	35,857	35,857	47,651	47,651
Total operating expenses	281,255	281,742	297,550	302,197	308,203	315,301	351,125	369,434
Operating income (loss)	(112,650)	(97,457)	(77,202)	(82,109)	(29,881)	(50,815)	34,323	(23,914)

Interest and other income (expense), net	(1,136)	(1,136)	(1,038)	(1,038)	(19)	(19)	(1,258)	(1,258)
Income (loss) before income taxes	(113,786)	(98,593)	(78,240)	(83,147)	(29,900)	(50,834)	33,065	(25,172)
Income tax provision (benefit)	1,338	1,338	353	353	(232)	(232)	(102)	(102)
Net income (loss)	$(115,124)	$(99,931)	$(78,593)	$(83,500)	$(29,668)	$(50,602)	$33,167	$(25,070)

Net income (loss) per share
Basic	$(0.84)	$(0.73)	$(0.57)	$(0.60)	$(0.21)	$(0.36)	$0.23	$(0.18)
Diluted	$(0.84)	$(0.73)	$(0.57)	$(0.60)	$(0.21)	$(0.36)	$0.23	$(0.18)

Weighted-average shares used in computing net income (loss) per share
Basic	137,785	137,785	139,063	139,063	140,413	140,413	142,074	142,074
Diluted	137,785	137,785	139,063	139,063	140,413	140,413	147,047	142,074

Restated results reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which we adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	April 30, 2017		July 31, 2017		October 31, 2017		January 31, 2018
	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported
Assets
Current assets
Cash and cash equivalents	$466,427	$466,427	$419,810	$419,810	$393,314	$393,314	$545,947	$545,947
Investments, current	620,805	620,805	663,737	663,737	665,075	665,075	619,203	619,203
Accounts receivable, net	179,404	171,260	213,754	208,082	270,318	264,497	396,413	391,799
Prepaid expenses and other current assets	44,864	44,864	49,412	49,412	44,545	44,545	70,021	70,021
Deferred commissions, current	32,747	—	36,147	—	41,459	—	52,451	—
Total current assets	1,344,247	1,303,356	1,382,860	1,341,041	1,414,711	1,367,431	1,684,035	1,626,970
Investments, non-current	5,000	5,000	5,000	5,000	5,000	5,000	5,375	5,375
Property and equipment, net	165,356	165,356	161,954	161,954	161,249	161,249	160,880	160,880
Intangible assets, net	35,022	35,022	34,577	34,577	52,434	52,434	48,142	48,142
Goodwill	124,642	124,642	138,681	138,681	161,382	161,382	161,382	161,382
Deferred commissions, non-current	27,480	—	27,790	—	30,464	—	37,920	—
Other assets	25,210	25,210	22,901	22,901	28,284	28,284	41,711	41,711
Total assets	$1,726,957	$1,658,586	$1,773,763	$1,704,154	$1,853,524	$1,775,780	$2,139,445	$2,044,460
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$8,239	$8,239	$8,984	$8,984	$12,409	$12,409	$11,040	$11,040
Accrued compensation	89,104	89,104	93,843	93,843	115,733	115,733	145,365	145,365
Accrued expenses and other liabilities	73,761	72,107	89,051	84,002	79,296	74,680	84,631	77,160
Deferred revenue, current	336,101	469,072	351,799	482,196	382,682	516,401	489,913	635,253
Total current liabilities	507,205	638,522	543,677	669,025	590,120	719,223	730,949	868,818
Deferred revenue, non-current	116,470	156,720	117,116	167,004	126,780	185,712	178,792	269,954
Other liabilities, non-current	99,610	99,610	100,163	100,163	99,140	99,140	98,383	98,383
Total non-current liabilities	216,080	256,330	217,279	267,167	225,920	284,852	277,175	368,337
Total liabilities	723,285	894,852	760,956	936,192	816,040	1,004,075	1,008,124	1,237,155

Stockholders’ equity
Common stock	138	138	140	140	141	141	143	143
Accumulated other comprehensive income (loss)	(3,589)	(3,589)	(1,349)	(1,349)	(2,074)	(2,074)	156	156
Additional paid-in capital	1,887,900	1,887,900	1,973,386	1,973,386	2,028,455	2,028,455	2,086,893	2,086,893
Accumulated deficit	(880,777)	(1,120,715)	(959,370)	(1,204,215)	(989,038)	(1,254,817)	(955,871)	(1,279,887)
Total stockholders’ equity	1,003,672	763,734	1,012,807	767,962	1,037,484	771,705	1,131,321	807,305
Total liabilities and stockholders’ equity	$1,726,957	$1,658,586	$1,773,763	$1,704,154	$1,853,524	$1,775,780	$2,139,445	$2,044,460

Restated results reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which we adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	April 30, 2017		July 31, 2017		October 31, 2017		January 31, 2018
	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported
Cash flows from operating activities
Net loss	$(115,124)	$(99,931)	$(78,593)	$(83,500)	$(29,668)	$(50,602)	$33,167	$(25,070)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	9,103	9,103	10,813	10,813	10,123	10,123	10,902	10,902
Amortization of deferred commissions	10,317	—	10,336	—	12,156	—	13,844	—
Amortization of investment premiums (accretion of discounts)	217	217	125	125	31	31	(114)	(114)
Stock-based compensation	90,055	90,055	92,367	92,367	84,111	84,111	91,930	91,930
Deferred income taxes	101	101	(967)	(967)	(1,811)	(1,811)	(2,145)	(2,145)
Non-cash facility exit adjustment	—	—	—	—	(5,191)	(5,191)	—	—
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable, net	66,056	67,021	(34,350)	(36,822)	(56,564)	(56,415)	(126,095)	(127,302)
Prepaid expenses and other assets	(7,057)	(7,057)	(826)	(826)	(618)	(618)	(37,110)	(37,110)
Deferred commissions	(10,276)	—	(14,046)	—	(20,142)	—	(32,292)	—
Accounts payable	714	714	1,249	1,249	2,956	2,956	(1,510)	(1,510)
Accrued compensation	(10,988)	(10,988)	4,724	4,724	21,890	21,890	28,858	28,858
Accrued expenses and other liabilities	(7,905)	(8,210)	16,012	12,617	(5,533)	(5,100)	7,393	4,538
Deferred revenue	16,145	333	16,344	23,408	40,547	52,913	159,243	203,094
Net cash provided by operating activities	41,358	41,358	23,188	23,188	52,287	52,287	146,071	146,071
Cash flows from investing activities
Purchases of investments	(122,473)	(122,473)	(218,224)	(218,224)	(177,207)	(177,207)	(127,858)	(127,858)
Maturities of investments	163,065	163,065	175,200	175,200	175,745	175,745	173,475	173,475
Acquisitions, net of cash acquired	—	—	(17,223)	(17,223)	(42,127)	(42,127)	—	—
Purchases of property and equipment	(5,605)	(5,605)	(2,908)	(2,908)	(5,418)	(5,418)	(6,572)	(6,572)
Other investment activities	—	—	—	—	—	—	(375)	(375)
Net cash provided by (used in) investing activities	34,987	34,987	(63,155)	(63,155)	(49,007)	(49,007)	38,670	38,670
Cash flows from financing activities
Proceeds from the exercise of stock options	1,487	1,487	486	486	501	501	1,701	1,701
Proceeds from employee stock purchase plan	—	—	19,282	19,282	—	—	14,762	14,762
Taxes paid related to net share settlement of equity awards	(32,462)	(32,462)	(26,647)	(26,647)	(29,542)	(29,542)	(49,179)	(49,179)
Repayment of financing lease obligation	(317)	(317)	(485)	(485)	(497)	(497)	(509)	(509)
Net cash used in financing activities	(31,292)	(31,292)	(7,364)	(7,364)	(29,538)	(29,538)	(33,225)	(33,225)

Effect of exchange rate changes on cash and cash equivalents	28	28	714	714	(238)	(238)	1,117	1,117
Net increase (decrease) in cash and cash equivalents	45,081	45,081	(46,617)	(46,617)	(26,496)	(26,496)	152,633	152,633
Cash and cash equivalents at beginning of period	421,346	421,346	466,427	466,427	419,810	419,810	393,314	393,314
Cash and cash equivalents at end of period	$466,427	$466,427	$419,810	$419,810	$393,314	$393,314	$545,947	$545,947

Restated results reflect the adoption of ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606), which we adopted on February 1, 2018.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Non-GAAP financial measures and reconciliations

To supplement Splunk’s condensed consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), Splunk provides investors with certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating income (loss), non-GAAP operating margin, non-GAAP net income (loss) and non-GAAP net income (loss) per share (collectively the “non-GAAP financial measures”). These non-GAAP financial measures exclude all or a combination of the following (as reflected in the following reconciliation tables): expenses related to stock-based compensation and related employer payroll tax, amortization of acquired intangible assets, adjustments related to a financing lease obligation, adjustments related to facility exits and acquisition-related adjustments, including the partial release of the valuation allowance due to acquisitions. The adjustments for the financing lease obligation are to reflect the expense Splunk would have recorded if its build-to-suit lease arrangement had been deemed an operating lease instead of a financing lease and is calculated as the net of actual ground lease expense, depreciation and interest expense over estimated straight-line rent expense. The non-GAAP financial measures are also adjusted for Splunk's estimated tax rate on non-GAAP income (loss). To determine the annual non-GAAP tax rate, Splunk evaluates a financial projection based on its non-GAAP results. The annual non-GAAP tax rate takes into account other factors including Splunk's current operating structure, its existing tax positions in various jurisdictions and key legislation in major jurisdictions where Splunk operates. The non-GAAP tax rate applied to fiscal 2018 was 27%. In addition, non-GAAP financial measures include free cash flow, which represents cash from operations less purchases of property and equipment. The presentation of the non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Splunk uses these non-GAAP financial measures for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. Splunk believes that these non-GAAP financial measures provide useful information about Splunk’s operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making. In addition, these non-GAAP financial measures facilitate comparisons to competitors’ operating results.

Splunk excludes stock-based compensation expense because it is non-cash in nature and excluding this expense provides meaningful supplemental information regarding Splunk’s operational performance and allows investors the ability to make more meaningful comparisons between Splunk’s operating results and those of other companies. Splunk excludes employer payroll tax expense related to employee stock plans in order for investors to see the full effect that excluding that stock-based compensation expense had on Splunk’s operating results. These expenses are tied to the exercise or vesting of underlying equity awards and the price of Splunk’s common stock at the time of vesting or exercise, which may vary from period to period independent of the operating performance of Splunk’s business. Splunk also excludes amortization of acquired intangible assets, adjustments related to facility exits, acquisition-related costs, including the partial release of the valuation allowance due to acquisitions, and makes adjustments related to a financing lease obligation from its non-GAAP financial measures because these are considered by management to be outside of Splunk’s core operating results. Accordingly, Splunk believes that excluding these expenses provides investors and management with greater visibility to the underlying performance of its business operations, facilitates comparison of its results with other periods and may also facilitate comparison with the results of other companies in its industry. Splunk considers free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for strategic opportunities, including investing in its business, making strategic acquisitions and strengthening its balance sheet.

There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by Splunk’s competitors and exclude expenses that may have a material impact upon Splunk’s reported financial results. Further, stock-based compensation expense has been and will continue to be for the foreseeable future a significant recurring expense in Splunk’s business and an important part of the compensation provided to Splunk’s employees. The non-GAAP financial measures are meant to supplement and be viewed in conjunction with GAAP financial measures.

The following tables reconcile Splunk’s GAAP results to Splunk’s non-GAAP results included in this press release.

Splunk Inc. | www.splunk.com

SPLUNK INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Three Months Ended		Three Months Ended		Three Months Ended
	April 30, 2017		July 31, 2017		October 31, 2017		January 31, 2018
	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported	Restated for ASC 606	Previously Reported
GAAP gross margin	74.4%	76.0%	78.6%	78.6%	81.3%	80.5%	83.9%	82.3%
Stock-based compensation and related employer payroll tax	3.7	3.5	3.1	3.1	2.4	2.4	2.0	2.2
Amortization of acquired intangible assets	1.2	1.1	1.0	1.0	0.8	0.9	0.9	1.0
Adjustments related to financing lease obligation	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
Non-GAAP gross margin	79.2%	80.5%	82.6%	82.6%	84.4%	83.7%	86.7%	85.4%

GAAP operating income (loss)	$(112,650)	$(97,457)	$(77,202)	$(82,109)	$(29,881)	$(50,815)	$34,323	$(23,914)
Stock-based compensation and related employer payroll tax	94,196	94,196	94,765	94,765	86,289	86,289	94,862	94,862
Amortization of acquired intangible assets	2,693	2,693	4,241	4,241	3,564	3,564	4,290	4,290
Adjustments related to financing lease obligation	(2,244)	(2,244)	(2,205)	(2,205)	(2,205)	(2,205)	(2,206)	(2,206)
Acquisition-related costs	—	—	—	—	643	643	—	—
Adjustments related to facility exits	—	—	—	—	(5,191)	(5,191)	—	—
Non-GAAP operating income (loss)	$(18,005)	$(2,812)	$19,599	$14,692	$53,219	$32,285	$131,269	$73,032

GAAP operating margin	(49.7)%	(40.2)%	(27.6)%	(29.3)%	(8.7)%	(15.5)%	7.5%	(5.7)%
Stock-based compensation and related employer payroll tax	41.6	38.8	33.9	33.8	25.1	26.3	20.7	22.6
Amortization of acquired intangible assets	1.2	1.1	1.5	1.5	1.0	1.1	0.9	1.0
Adjustments related to financing lease obligation	(1.0)	(0.9)	(0.8)	(0.8)	(0.6)	(0.7)	(0.5)	(0.5)
Acquisition-related costs	—	—	—	—	0.2	0.2	—	—
Adjustments related to facility exits	—	—	—	—	(1.5)	(1.6)	—	—
Non-GAAP operating margin	(7.9)%	(1.2)%	7.0%	5.2%	15.5%	9.8%	28.6%	17.4%

GAAP net income (loss)	$(115,124)	$(99,931)	$(78,593)	$(83,500)	$(29,668)	$(50,602)	$33,167	$(25,070)
Stock-based compensation and related employer payroll tax	94,196	94,196	94,765	94,765	86,289	86,289	94,862	94,862
Amortization of acquired intangible assets	2,693	2,693	4,241	4,241	3,564	3,564	4,290	4,290
Adjustments related to financing lease obligation	(2,244)	(2,244)	(2,205)	(2,205)	(2,205)	(2,205)	(2,206)	(2,206)
Acquisition-related costs	—	—	—	—	643	643	—	—
Adjustments related to facility exits	—	—	—	—	(5,191)	(5,191)	—	—
Interest expense related to the financing lease obligation	2,114	2,114	2,106	2,106	2,094	2,094	2,083	2,082
Partial release of the valuation allowance due to acquisition	—	—	(546)	(546)	(1,994)	(1,994)	—	—
Income tax effects related to non-GAAP adjustments	5,935	1,833	(4,681)	(3,356)	(13,166)	(7,515)	(35,769)	(20,043)
Non-GAAP net income (loss)	$(12,430)	$(1,339)	$15,087	$11,505	$40,366	$25,083	$96,427	$53,915

Non-GAAP net income (loss) per share
Basic	$(0.09)	$(0.01)	$0.11	$0.08	$0.29	$0.18	$0.68	$0.38
Diluted	$(0.09)	$(0.01)	$0.11	$0.08	$0.28	$0.17	$0.66	$0.37

Weighted-average shares used in computing non-GAAP net income (loss) per share
Basic	137,785	137,785	139,063	139,063	140,413	140,413	142,074	142,074
Diluted	137,785	137,785	142,852	142,852	144,415	144,415	147,047	147,047

Splunk Inc. | www.splunk.com

The following table reconciles GAAP net income (loss) per share to non-GAAP net income (loss) per share. For certain financial periods, GAAP net income (loss) per share to non-GAAP net income (loss) per share was not reconciled due to the difference in the number of shares used to calculate basic and diluted weighted-average shares of common stock.

	Three Months Ended		Three Months Ended
	April 30, 2017		January 31, 2018
	Restated for ASC 606	Previously Reported	Restated for ASC 606
GAAP net income (loss) per share	$(0.84)	$(0.73)	$0.23
Stock-based compensation and related employer payroll tax	0.69	0.69	0.65
Amortization of acquired intangible assets	0.02	0.02	0.03
Adjustments related to financing lease obligation	(0.02)	(0.02)	(0.02)
Interest expense related to the financing lease obligation	0.02	0.02	0.01
Income tax effects related to non-GAAP adjustments	0.04	0.01	(0.24)
Non-GAAP net income (loss) per share	$(0.09)	$(0.01)	$0.66

Splunk Inc. | www.splunk.com